UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 7, 2009

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2009, SemGroup Energy Partners, L.P. (“SGLP”) announced the consummation of the settlement of certain items among it and certain of its subsidiaries (the “SGLP Parties”) and SemGroup, L.P. (the “Private Company”) and certain of its subsidiaries (the “Private Company Parties”).  As previously disclosed, the Private Company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on July 22, 2008.  Also as previously disclosed, the SGLP Parties and the Private Company Parties entered into a term sheet (the “Settlement Term Sheet”) summarizing the principal terms of a settlement (the “Settlement”) of certain items between the SGLP Parties and the Private Company Parties.  The Bankruptcy Court entered an order approving the Settlement upon the terms contained in the Settlement Term Sheet on March 20, 2009.

The SGLP Parties and the Private Company Parties executed definitive documentation, in the form of a master agreement (the “Master Agreement”), dated April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, and certain other transaction documents to effectuate the Settlement and that supersede the Settlement Term Sheet.  The material terms of the Master Agreement and certain of the other transaction documents are summarized below.  The Bankruptcy Court entered an order approving the Master Agreement and the Settlement on April 7, 2009.  In addition, in connection with the Settlement, SGLP and the requisite lenders under SGLP’s secured credit facility entered into a Consent, Waiver and Amendment to Credit Agreement (the “Amendment”), dated as of April 7, 2009, under which, among other things, the lenders consented to the Settlement and waived all existing defaults and events of default described in the Forbearance Agreement (as defined below) and amendments thereto.

Master Agreement

Among other items, the Master Agreement outlines the required agreements and transactions to effectuate the Settlement.  The Master Agreement also provides for a general release by the SGLP Parties of the Private Company Parties and their lenders relating to certain claims and a general release by the Private Company Parties of the SGLP Parties and their lenders relating to certain claims.  In addition, pursuant to the Master Agreement, the SGLP Parties and Private Company Parties have agreed to mutual nonsolicitation provisions relating to employees of the other party for one year after the date of the agreement.

Pursuant to the Master Agreement and the related order entered by the Bankruptcy Court, certain of the Private Company Parties rejected the following contracts as part of their bankruptcy proceedings: (i) the Terminalling and Storage Agreement, dated as of February 20, 2008, by and between SemMaterials, L.P. and SemMaterials Energy Partners, L.L.C.; (ii) the Throughput Agreement, dated as of July 20, 2007, among SGLP, SemGroup Energy Partners, L.L.C., SemCrude, L.P., Eaglwing, L.P. and SemGroup, L.P.; (iii) the Amended and Restated Omnibus Agreement, dated as of February 20, 2008, by and among SemGroup, L.P., SemManagement, L.L.C., SemMaterials, L.P., SGLP, SemGroup Energy Partners G.P., L.L.C. and SemMaterials Energy Partners, L.L.C.; (iv) the Terminal Access and Use Agreement, dated as of January 28, 2008, by and among SemMaterials Energy Partners, L.L.C., SemMaterials, L.P. and K.C. Asphalt, L.L.C.; and (v) the Guaranty, dated as of February 20, 2008, of SemGroup, L.P. in favor of SemMaterials Energy Partners (collectively, the “Rejected Contracts”).  In connection with the rejection of the Rejected Contracts, (i) SemMaterials Energy Partners, L.L.C. has a general unsecured claim against SemMaterials, L.P., K.C. Asphalt, L.L.C. and SemGroup, L.P. (joint and several) in the amount of $35,000,000 and (ii) SGLP and SemGroup Energy Partners, L.L.C.  has a general unsecured claim against SemCrude, L.P., Eaglwing, L.P. and SemGroup, L.P. (joint and several) in the amount of $20,000,000.

This description of the Master Agreement is qualified in its entirety by reference to the Master Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Shared Services Agreement

In connection with the Settlement, certain of the SGLP Parties entered into a Shared Services Agreement, dated April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Shared Services Agreement”), with certain of the Private Company Parties.  Pursuant to the Shared Services Agreement, certain of the Private Company Parties will provide certain general shared services, Cushing shared services (as described below), and SCADA services (as described below) to certain of the SGLP Parties.

The general shared services include, among other items, crude oil movement services, Department of Transportation services, right-of-way services, environmental services, pipeline and civil structural maintenance services, safety services, pipeline truck station maintenance services, project support services and truck dispatch services.  The fees for such general shared services will be fixed at $125,000 for the month of April 2009 and such fixed fee may be extended by mutual agreement of the parties for one additional month.  Thereafter the fees will be calculated in accordance with the formulas contained therein.  The Private Company Parties have agreed to provide the general shared services for three years (subject to earlier termination as provided therein) and the term may be extended an additional year by mutual agreement of the parties.

The Cushing shared services include, among other items, operational and maintenance services related to terminals at Cushing, Oklahoma.  The fees for such Cushing shared services will be fixed at $20,000 for the month of April 2009 and such fixed fee may be extended by mutual agreement of the parties for one additional month.  Thereafter the fees will be calculated in accordance with the formulas contained therein.  The Private Company Parties have agreed to provide the Cushing shared services for three years (subject to earlier termination as provided therein) and the term may be extended an additional year by mutual agreement of the parties.

The SCADA services include, among other items, services related to the operation of the SCADA system which is used in connection with SGLP’s crude oil operations.  The fees for such SCADA services will be fixed at $15,000 for the month of April 2009 and such fixed fee may be extended by mutual agreement of the parties for one additional month.  Thereafter the fees will be calculated in accordance with the formulas contained therein.  The Private Company Parties have agreed to provide the SCADA services for five years (subject to earlier termination as provided therein) and the SGLP Parties may elect to extend the term for two subsequent five year periods.

This description of the Shared Services Agreement is qualified in its entirety by reference to the Shared Services Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
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Transition Services Agreement

In connection with the Settlement, certain of the SGLP Parties entered into a Transition Services Agreement, dated April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Transition Services Agreement”), with certain of the Private Company Parties.  Pursuant to the Transition Services Agreement, certain of the Private Company Parties will provide certain corporate, crude oil and asphalt transition services, in each case for a limited amount of time.  Certain of the SGLP Parties will pay the fees described therein to certain of the Private Company Parties in respect of the transition services.  This description of the Transition Services Agreement is qualified in its entirety by reference to the Transition Services Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Transfer of Crude Oil Assets

In connection with the Settlement, certain of the SGLP Parties transferred certain crude oil assets located in Kansas and northern Oklahoma to certain of the Private Company Parties.  These transfers included real property and associated personal property at locations where the Private Company Parties owned the pipeline.  The SGLP Parties retained certain access and connection rights to enable them to continue to operate their crude oil trucking business in such areas.  In addition, certain of the SGLP Parties transferred their interests in the SCADA System, a crude oil inventory tracking system, to certain of the Private Company Parties.

In addition, in connection with the Settlement, certain of the Private Company Parties transferred to certain of the SGLP Parties (i) 355,000 barrels of crude oil line fill and tank bottoms, which are necessary for SGLP to operate its crude oil tank storage operations and its Oklahoma and Texas crude oil pipeline systems, (ii) certain personal property located in Oklahoma, Texas and Kansas used in connection with the SGLP Parties’ crude oil trucking business and (iii) certain real property located in Oklahoma, Kansas, Texas and New Mexico that was intended to be transferred in connection with SGLP’s initial public offering.

Transfer of Asphalt Assets

In connection with the Settlement and pursuant to a Contribution, Conveyance, Assignment and Assumption Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Contribution Agreement”), certain of the Private Company Parties transferred (i) certain asphalt processing assets that are connected to, adjacent to, or otherwise contiguous with the SGLP Parties’ existing asphalt facilities to SGLP Asphalt, L.L.C., a newly created subsidiary of SemMaterials, L.P., a subsidiary of the Private Company and (ii) the associated real property interests to one of the SGLP Parties.  Subsequently, SemMaterials, L.P., a subsidiary of the Private Company, transferred all of the equity interests of SGLP Asphalt, L.L.C. to one of the SGLP Parties pursuant to a Membership Interest Transfer Agreement (the “MITA”).  This description of the Contribution Agreement and the MITA is qualified in its entirety by reference to the Contribution Agreement and the MITA, copies of which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Throughput Agreement

In connection with the Settlement, a subsidiary of SGLP and a subsidiary of the Private Company entered into a Throughput Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Throughput Agreement”), pursuant to which a subsidiary of SGLP will provide certain crude oil gathering, transportation, terminalling and storage services to a subsidiary of the Private Company.

Under the Throughput Agreement, a subsidiary of SGLP charges the following fees: (i) barrels gathered via gathering lines will be charged a gathering rate of $0.75 per barrel, (ii) barrels transported within Oklahoma will be charged $1.00 per barrel while barrels transported on the Masterson Mainline will be charged $0.55 per barrel, (iii) barrels transported by truck will be charged in accordance with the schedule contained therein, including a fuel surcharge, (iv) storage fees shall equal $0.50 per barrel per month for product located in storage tanks located in Cushing, Oklahoma and $0.44 per barrel per month for product not located in dedicated Cushing storage tanks, and (v) a delivery charge of $0.08 per barrel will be charged for deliveries out of the Cushing Interchange Terminal.

           The Throughput Agreement has an initial term of one year with additional automatic one-month renewals unless either party terminates the agreement upon thirty-days prior notice.  This description of the Throughput Agreement is qualified in its entirety by reference to the Throughput Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Terminalling and Storage Agreement

In connection with the Settlement, a subsidiary of SGLP and a subsidiary of the Private Company entered into a Terminalling and Storage Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Terminalling Agreement”), pursuant to which a subsidiary of SGLP will provide certain asphalt terminalling and storage services for the remaining asphalt inventory of a subsidiary of the Private Company.  Storage services under the Terminalling Agreement are equal to $0.565 per barrel per month multiplied by the total shell capacity in barrels for each storage tank where the subsidiary of the Private Company and its affiliates have product; provided that if the subsidiary of the Private Company removes all product from a storage tank prior to the end of the month, then the storage service fees shall be pro-rated for such month based on the number of calendar days storage was actually used.  Throughput fees under the Terminalling Agreement are equal to $9.25 per ton; provided that no fees will be payable for transfers of product between storage tanks located at the same or different terminals.

The Terminalling Agreement has an initial term that expires on October 31, 2009, which may be extended for one month by mutual agreement of the parties.  This description of the Terminalling Agreement is qualified in its entirety by reference to the Terminalling Agreement, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Access and Use Agreement

In connection with the Settlement, a subsidiary of SGLP and a subsidiary of the Private Company entered into an Access and Use Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Access and Use Agreement”), pursuant to which the subsidiary of SGLP will allow the subsidiary of the Private Company certain access rights relating to its existing asphalt inventory.  The term of the Access and Use Agreement shall end separately for each terminal upon the earlier of October 31, 2009 or until all of the existing asphalt inventory of such subsidiary of the Private Company is removed from such terminal.  This description of the Access and Use Agreement is qualified in its entirety by reference to the Access and Use Agreement, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Trademark License Agreement

In connection with the Settlement, certain of the Private Company Parties and SGLP entered into a Trademark License Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009 (the “Trademark Agreement”), pursuant to which certain of the Private Company Parties granted SGLP a non-exclusive, worldwide license to use certain trade names, including the name “SemGroup”, and the corresponding mark until December 31, 2009, and the Private Company Parties waived claims for infringement relating to such trade names and mark prior to the effective date of such license agreement.  This description of the Trademark Agreement is qualified in its entirety by reference to the Trademark Agreement, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.
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Building and Office Leases

In connection with the Settlement, a subsidiary of SGLP leased certain office space in Oklahoma City, Oklahoma (the “Office Lease”) and certain facilities in Cushing, Oklahoma (the “Building Lease”) to a subsidiary of the Private Company, each as of March 31, 2009.  The term for both the Office Lease and the Building Lease expires on March 31, 2014.  The rents for such leases are as described in the exhibits thereto.  This description of the Office Lease and the Building Lease is qualified in its entirety by reference to the Office Lease and the Building Lease, copies of which are filed as Exhibits 10.10 and 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Mutual Easement

In connection with the Settlement, certain of the SGLP Parties and a subsidiary of the Private Company entered into a Mutual Easement Agreement (the “Mutual Easement Agreement”) relating to properties owned by the parties at Cushing, Oklahoma effective as of March 31, 2009. Pursuant to this Mutual Easement Agreement, the parties granted mutual easements relating to access, facility improvements, existing and future pipeline rights and corresponding rights of ingress and egress.  This description of the Mutual Easement Agreement is qualified in its entirety by reference to the Mutual Easement Agreement, a copy of which is filed as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

White Cliffs Easement

In connection with the Settlement, certain of the SGLP Parties and a subsidiary of the Private Company entered into a Pipeline Easement Agreement (the “Pipeline Easement Agreement”) whereby a subsidiary of the Private Company was granted certain pipeline easements at Cushing, Oklahoma, together with the corresponding rights of ingress and egress effective as of March 31, 2009.  This description of the Pipeline Easement Agreement is qualified in its entirety by reference to the Pipeline Easement Agreement, a copy of which is filed as Exhibit 10.13 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Credit Agreement

As previously disclosed, events of default occurred and were continuing under SGLP’s credit agreement, which prohibited SGLP from borrowing under its credit facility to fund working capital needs or to pay distributions to its unitholders, among other things.  Effective September 18, 2008, SGLP and the requisite lenders entered into a Forbearance Agreement and Amendment to Credit Agreement (the “Forbearance Agreement”) under which the lenders agreed, subject to specified limitations and conditions, to forbear from exercising their rights and remedies arising from SGLP’s defaults or events of default described therein for the period commencing on September 18, 2008 until December 11, 2008.  Pursuant to amendments to the Forbearance Agreement, the forbearance period was extended until April 8, 2009.

SGLP, its subsidiaries that are guarantors of the obligations under the credit facility, Wachovia Bank, National Association, as Administrative Agent, and the requisite lenders under SGLP’s credit agreement entered into the Amendment, dated as of April 7, 2009, under which the lenders consented to the Settlement and waived all existing defaults and events of default described in the Forbearance Agreement and amendments thereto.  Pursuant to the Amendment, the credit facility and all obligations outstanding thereunder will mature on June 30, 2011.

Upon the execution of the Amendment, $150.0 million of SGLP’s outstanding revolving loans were converted to term loans and SGLP became able to borrow additional funds under its revolving credit facility.  After giving effect to the Amendment, SGLP is expected to have $433.1 million in outstanding borrowings under its credit facility (including $33.1 million under its revolving credit facility and $400.0 million under its term loan facility) with an aggregate unused credit availability under its revolving credit facility and cash on hand of approximately $29.0 million. Amounts outstanding under SGLP’s revolving credit facility will never exceed $50.0 million.

After giving effect to the Amendment, amounts outstanding under SGLP’s credit facility bear interest at either the LIBOR rate plus 6.50% per annum, with a LIBOR floor of 3.00%, or the Base rate plus 5.50% per annum, with a Base rate floor of 4.00% per annum.  SGLP now pays a fee of 1.00% on unused commitments under its revolving credit facility.  After giving effect to the Amendment, interest on amounts outstanding under SGLP’s credit facility must be paid monthly.  SGLP’s credit facility, as amended by the Amendment, now requires SGLP to pay additional interest on October 6, 2009, April 6, 2010, October 6, 2010 and April 6, 2011, equal to the product of (i) the sum of the total amount of term loans then outstanding plus the aggregate commitments under the revolving credit facility and (ii) 0.50%, 0.50%, 1.00% and 1.00%, respectively.

Among other things, SGLP’s credit facility, as amended by the Amendment, now requires SGLP to make (i) minimum quarterly amortization payments on March 31, 2010 in the amount of $2.0 million, June 30, 2010 in the amount of $2.0 million, September 30, 2010 in the amount of $2.5 million, December 31, 2010 in the amount of $2.5 million and March 31, 2011 in the  amount of $2.5 million, (ii) mandatory prepayments of amounts outstanding under the revolving credit facility (with no commitment reduction) whenever cash on hand exceeds $15.0 million, (iii) mandatory prepayments with 100% of asset sale proceeds, (iv) mandatory prepayment with 50% of the proceeds raised through equity raises and (v) annual prepayments with 50% of excess cash flow.  SGLP’s credit facility, as amended by the Amendment, prohibits SGLP from making draws under the revolving credit facility if it would have more than $15.0 million of cash on hand after making the draw and applying the proceeds thereof.

Under the credit facility, as amended by the Amendment, SGLP is required to maintain compliance with certain financial covenants, including maintaining a maximum leverage ratio, minimum interest coverage ratio, minimum consolidated adjusted EBITDA and maximum annual capital expenditures.  In addition, pursuant to the Amendment, SGLP’s ability to make acquisitions and investments in unrestricted subsidiaries is limited and SGLP may only make distributions if its leverage ratio is less than 3.50:1.00 and certain other conditions are met.

SGLP's credit facility, as amended by the Agreement, permits SGLP to sell its asphalt assets subject to certain conditions.  Additionally, it permits SGLP to repurchase amounts outstanding under the credit facility via a Dutch auction process with 50% of the proceeds raised through equity raises and with 50% of excess cash flow.

This description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated herein by reference.
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Relationships

Each of the SGLP Parties may be considered an indirect subsidiary of the Private Company although, as previously disclosed in filings with the Securities and Exchange Commission, they are not controlled by the Private Company.

Item 1.02.	Termination of a Material Definitive Agreement.

The description in Item 1.01 relating to the rejection of the Rejected Contracts is incorporated into this Item 1.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

10.1	—
Master Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among by and among SemGroup, L.P., SemManagement, L.L.C., SemOperating G.P., L.L.C., SemMaterials, L.P., K.C. Asphalt, L.L.C., SemCrude, L.P., Eaglwing, L.P., SemGroup Holdings, L.P., SemGroup Energy Partners, L.P., SemGroup Energy Partners G.P., L.L.C., SemGroup Energy Partners Operating, L.L.C., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe, L.P., SemPipe G.P., L.L.C., SGLP Management, Inc. and SemMaterials Energy Partners, L.L.C.

10.2	—
Shared Services Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.P., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemCrude, L.P. and SemManagement, L.L.C.

10.3	—
Transition Services Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.P., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemMaterials Energy Partners, L.L.C., SGLP Asphalt L.L.C., SemCrude, L.P., SemGroup, L.P., SemMaterials, L.P. and SemManagement, L.L.C.

10.4	—
Contribution, Conveyance, Assignment and Assumption Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemMaterials, L.P., K.C. Asphalt, L.L.C., SGLP Asphalt, L.L.C. and SemMaterials Energy Partners, L.L.C.

10.5	—	Membership Interest Transfer Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials, L.P. and SemMaterials Energy Partners, L.L.C.
10.6	—	Throughput Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.7	—	Terminalling and Storage Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials Energy Partners, L.L.C. and SemMaterials, L.P.
10.8	—	Access and Use Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials, L.P. and SemMaterials Energy Partners, L.L.C.
10.9	—	Trademark License Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup, L.P., SemMaterials, L.P. and SemGroup Energy Partners, L.P.
10.10	—	Office Lease, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.11	—	Building Lease, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.12	—	Mutual Easement Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, among SemCrude, L.P., SemGroup Energy Partners, L.L.C., and SemGroup Crude Storage, L.L.C.
10.13	—
Pipeline Easement Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among White Cliffs Pipeline, L.L.C., SemGroup Energy Partners, L.L.C., and SemGroup Crude Storage, L.L.C.

10.14	—
Consent, Waiver and Amendment to Credit Agreement, dated as of April 7, 2009, by and among SemGroup Energy Partners, L.P., as Borrower, SemGroup Energy Partners G.P., L.L.C., SemGroup Energy Partners Operating, L.L.C., SemMaterials Energy Partners, L.L.C., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe, L.P., SemPipe G.P., L.L.C. and SGLP Management, Inc., as Guarantors, Wachovia Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender, and the Lenders party thereto.

99.1	—	Press release dated April 8, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  April 10, 2009                                                            By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—
Master Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among by and among SemGroup, L.P., SemManagement, L.L.C., SemOperating G.P., L.L.C., SemMaterials, L.P., K.C. Asphalt, L.L.C., SemCrude, L.P., Eaglwing, L.P., SemGroup Holdings, L.P., SemGroup Energy Partners, L.P., SemGroup Energy Partners G.P., L.L.C., SemGroup Energy Partners Operating, L.L.C., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe, L.P., SemPipe G.P., L.L.C., SGLP Management, Inc. and SemMaterials Energy Partners, L.L.C.

10.2	—
Shared Services Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.P., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemCrude, L.P. and SemManagement, L.L.C.

10.3	—
Transition Services Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.P., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemMaterials Energy Partners, L.L.C., SGLP Asphalt L.L.C., SemCrude, L.P., SemGroup, L.P., SemMaterials, L.P. and SemManagement, L.L.C.

10.4	—
Contribution, Conveyance, Assignment and Assumption Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemMaterials, L.P., K.C. Asphalt, L.L.C., SGLP Asphalt, L.L.C. and SemMaterials Energy Partners, L.L.C.

10.5	—	Membership Interest Transfer Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials, L.P. and SemMaterials Energy Partners, L.L.C.
10.6	—	Throughput Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.7	—	Terminalling and Storage Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials Energy Partners, L.L.C. and SemMaterials, L.P.
10.8	—	Access and Use Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemMaterials, L.P. and SemMaterials Energy Partners, L.L.C.
10.9	—	Trademark License Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among SemGroup, L.P., SemMaterials, L.P. and SemGroup Energy Partners, L.P.
10.10	—	Office Lease, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.11	—	Building Lease, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and between SemGroup Energy Partners, L.L.C. and SemCrude, L.P.
10.12	—	Mutual Easement Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, among SemCrude, L.P., SemGroup Energy Partners, L.L.C., and SemGroup Crude Storage, L.L.C.
10.13	—
Pipeline Easement Agreement, dated as of April 7, 2009 to be effective as of 11:59 PM CDT March 31, 2009, by and among White Cliffs Pipeline, L.L.C., SemGroup Energy Partners, L.L.C., and SemGroup Crude Storage, L.L.C.

10.14	—
Consent, Waiver and Amendment to Credit Agreement, dated as of April 7, 2009, by and among SemGroup Energy Partners, L.P., as Borrower, SemGroup Energy Partners G.P., L.L.C., SemGroup Energy Partners Operating, L.L.C., SemMaterials Energy Partners, L.L.C., SemGroup Energy Partners, L.L.C., SemGroup Crude Storage, L.L.C., SemPipe, L.P., SemPipe G.P., L.L.C. and SGLP Management, Inc., as Guarantors, Wachovia Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender, and the Lenders party thereto.

99.1	—	Press release dated April 8, 2009.